                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       7
                       TOP FIVE INDUSTRIES       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      21
            REPORT OF INDEPENDENT AUDITORS      27
                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      28
     FUND OFFICERS AND IMPORTANT ADDRESSES      29

This report must be preceded or accompanied by a prospectus for the fund being offered.

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[RICHARD F. POWERS, III - SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.6
Sep 00                                                                            2.2

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.6
                                                                            4.75                               1.7
                                                                            4.75                               1.7
Mar 99                                                                      4.75                               1.8
                                                                            4.75                               2.3
                                                                            4.75                               2.1
Jun 99                                                                       5.0                               2.0
                                                                             5.0                               2.1
                                                                            5.25                               2.3
Sep 99                                                                      5.25                               2.6
                                                                            5.25                               2.6
                                                                             5.5                               2.6
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                       6.0                               3.8
                                                                             6.0                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   28.53%     27.63%     27.53%
-------------------------------------------------------------------------
One-year total return(2)                 22.43%     23.63%     26.53%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                12.19%     12.21%     12.41%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)*                               11.11%     11.09%     11.11%
-------------------------------------------------------------------------
Commencement date                      06/09/94   06/09/94   06/09/94
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and up to 1% for Class B and C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and up to 1% for Class B and C Shares.

(*) Total return is calculated from June 30, 1994 (the date the Fund's investment strategy was implemented) through the end of the period.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

    Investing in REITs involves unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for tax-exempt status under the Internal Revenue Code of 1986, as amended. REITs, especially mortgage REITs, are also subject to some interest rate risk (e.g., as interest rates rise, the value of REITs may decline).

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(June 30, 1994--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                          STANDARD & POOR'S 500
                                                                            NAREIT EQUITY INDEX IS AN    INDEX IS A BROAD-BASED
                                                                              UNMANAGED INDEX THAT      MEASUREMENT OF CHANGES IN
                                                                              REFLECTS THE GENERAL       STOCK MARKET CONDITIONS
                                                                             PERFORMANCE OF A BROAD       BASED ON THE AVERAGE
                                                 REAL ESTATE SECURITIES     RANGE OF EQUITY REITS OF    PERFORMANCE OF 500 WIDELY
                                                          FUND*               ALL PROPERTY TYPES.+        HELD COMMON STOCKS.*
                                                 ----------------------     -------------------------   -------------------------
6/94                                                     9527.00                    10000.00                    10000.00
                                                         9340.00                     9795.00                    10489.00
12/94                                                    9549.00                     9797.00                    10487.00
                                                         9328.00                     9780.00                    11505.00
                                                         9760.00                    10356.00                    12599.00
                                                        10345.00                    10843.00                    13598.00
12/95                                                   10733.00                    11293.00                    14414.00
                                                        10985.00                    11550.00                    15186.00
                                                        11609.00                    12063.00                    15866.00
                                                        12501.00                    12853.00                    16353.00
12/96                                                   15007.00                    15275.00                    17714.00
                                                        15031.00                    15382.00                    18192.00
                                                        15936.00                    16147.00                    21361.00
                                                        17798.00                    18055.00                    22959.00
12/97                                                   18107.00                    18370.00                    23616.00
                                                        17902.00                    18284.00                    26903.00
                                                        17214.00                    17446.00                    27789.00
                                                        15601.00                    15610.00                    25030.00
12/98                                                   15936.00                    15155.00                    30351.00
                                                        15271.00                    14424.00                    31861.00
                                                        17235.00                    15879.00                    34103.00
                                                        15687.00                    14602.00                    31978.00
12/99                                                   15434.00                    14455.00                    36729.00
                                                        15756.00                    14802.00                    37564.00
                                                        17616.00                    16361.00                    36565.00
                                                        19275.00                    17612.00                    36214.00
12/00                                                   19838.00                    18266.00                    33384.00

This chart compares your fund's performance to that of the Standard & Poor's 500 Index and the NAREIT Equity Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD
(+) Wiesenberger(R), a Thomson Financial Company

                                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2000)


1.   EQUITY OFFICE PROPERTIES    6.1%
     Manages and owns office buildings and
     parking facilities in the United
     States.

2.   AVALONBAY COMMUNITIES       5.5%
     Develops and manages apartment
     communities in the United States.

3.   STARWOOD HOTELS & RESORTS   4.9%
     Owns hotels and time-share resorts
     worldwide.

4.   PUBLIC STORAGE              4.7%
     Develops and operates self-storage
     facilities and commercial properties.

5.   ARDEN REALTY                4.5%
     Owns, leases, and renovates
     commercial properties in Southern
     California.

6.   SPIEKER PROPERTIES          4.4%
     Owns and operates commercial
     properties in the western Unites
     States.

7.   BOSTON PROPERTIES           4.4%
     Owns commercial and industrial
     properties in the Unites States.

8.   BROOKFIELD PROPERTIES       4.3%
     Manages North American office
     properties and develops residential
     communities.

9.   ESSEX PROPERTY TRUST        4.0%
     Acquires multifamily properties
     on the West Coast.

10.  TRIZECHAHN                  3.8%
     Owns and operates commercial and
     entertainment properties in the
     United States and Europe.

*Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments--December 31, 2000)

[BAR GRAPH]

Real Estate Investment Trusts                                                    85.40
Hotels                                                                            5.80
Homebuilding                                                                      4.40
Real Estate Management & Development                                              4.00
Diversified Metals & Mining                                                       0.20

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN REAL ESTATE SECURITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000. THE TEAM IS LED BY THEODORE R. BIGMAN AND DOUGLAS A. FUNKE, WHO HAVE MANAGED THE FUND SINCE 1995 AND 1999, RESPECTIVELY. BIGMAN HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1983, AND FUNKE SINCE 1993. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT DURING THE PERIOD?

A   As an asset class, real estate
investment trusts (REITs) dramatically outperformed the broader equity markets in 2000 as the robust economy of 1999 and early 2000 began to slow. This transition to slower economic growth coincided with extreme volatility and poor performance in the stock markets as companies announced earnings disappointments and investors rotated out of high-growth sectors for those with steadier earnings prospects.

    Despite visible signs of weakness elsewhere in the economy, there was little evidence of a slowdown in the demand for real estate space, even as 2000 came to an end and prospects for a sustained economic slowdown increased. Real estate performance proved to be a lagging indicator as the slowdown has yet to materialize in the real estate market.

    Historically, the REIT market has demonstrated an increasingly low correlation with the broader stock markets, making it attractive to investors seeking diversification and risk management. During the most recent annual period, this trend continued. As investors repositioned their portfolios away from growth and technology stocks, they gravitated to the real estate sector's defensive characteristics. In addition, REITs exhibited stable or increasing earnings amid a slew of negative earnings announcements from companies in other sectors.

Q   HOW DID THE FUND PERFORM?

A   The fund exhibited strong
performance in this environment, gaining 28.53 percent for the 12-month period ended December 31, 2000 (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower). As a result of recent market activity, current performance may vary from the figures shown. By comparison, the NAREIT Equity Index returned 26.37 percent, and the Standard & Poor's 500 Index declined

9.10 percent for the same period. Of course, past performance is no guarantee of future results. The NAREIT Equity Index is an unmanaged index that reflects the general performance of a broad range of equity REITs of all property types. The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. These indexes are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   IN THIS ENVIRONMENT, WHAT WAS
    YOUR STRATEGY FOR MANAGING THE FUND?

A   We continued to shape the fund's
portfolio with companies that have solid business fundamentals and are available at attractive prices. While the fund's sector weightings did not change much from quarter to quarter, we did shift toward a slightly more defensive stance during the second half of 2000. We increased the fund's exposure to companies focused on the central business district and coastal office markets because of strong fundamentals in those sectors. In addition, we added to apartment and self-storage sectors--both more defensive areas. Finally, we reduced the fund's weighting in the retail sector. Retail real estate suffered from the continuation of oversupply and tenant problems.

Q   WHAT SECTORS OF THE REAL ESTATE
    MARKET PERFORMED WELL, AND WHAT SECTORS WERE DISAPPOINTMENTS?

A   The best performer in the real
estate market was the lodging sector. Last year's solid economy provided increased demand for hotels and resorts. Other notable performers included the office and apartments sectors, which generated strong rental growth during the period. The fund's large exposure to these areas helped performance. Conversely, retail and self-storage performed poorly. In a slowing economy and with a decline in consumer confidence, many retailers fell short of sales expectations for the holiday season. In addition, the shutting down of operations by Montgomery Ward and Bradlees, combined with store closings from JC Penney, Office Max, Office Depot, Disney, and Sears, cast a shadow across the entire retail sector.

    Keep in mind that not all sectors in the portfolio performed favorably, and there is no guarantee that any of these sectors will perform as well in the future or continue to be a part of the fund's portfolio. For additional fund highlights, please refer to page 7.

Q   WHAT IS YOUR OUTLOOK FOR THE
    REAL ESTATE MARKET?

A   We believe the outlook for the
REIT market continues to be favorable. We will continue to focus on two key factors: the health of the physical property markets and the pricing for the securities. The private real estate markets remained strong in 2000, based on the robust U.S. economy and a reasonable level of new supply. We are encouraged that the flow of development either may have peaked or may be in the process of peaking for the vast majority of property types. Clearly, the economic slowdown in 2001 will create a challenging environment. However, the declining levels of construction relative to the total supply outstanding and the historically low vacancy rates indicate to us that the U.S. real estate market is prepared for an economic slowdown. Given the volatility in the stock market, we believe that the potential merits of REITs may be compelling.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: The division of mutual funds, generally into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing risk and return: a balanced portfolio may combine stocks, bonds, packaged products and cash equivalents.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

REAL ESTATE INVESTMENT TRUSTS (REITS): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON AND PREFERRED STOCKS  97.2%
APPLICATION SOFTWARE  0.0%
Internap Network Services Corp. (a).........................    4,402   $     31,914
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  0.1%
Acadia Realty Trust.........................................   32,200        181,125
Ramco-Gershenson Properties Trust...........................    1,000         12,937
                                                                        ------------
                                                                             194,062
                                                                        ------------
DIVERSIFIED METALS & MINING  0.2%
FrontLine Capital Group (a).................................   35,200        468,050
                                                                        ------------

HOMEBUILDING  4.3%
Atlantic Gulf Communities Corp. (a).........................  224,104         11,205
Atlantic Gulf Communities Corp.--Preferred Ser B,
  144A--Private Placement (a)(b)............................   43,609        182,613
Atlantic Gulf Communities Corp. Preferred Ser B (a).........   30,570        128,012
Atlantic Gulf Communities Corp. Warrants 20,380 shares of
  each Class A, B, and C expiring 06/23/04 (a)..............   61,140              0
Atlantic Gulf Communities Corp. Warrants, 39,121 shares of
  each Class A, B, and C expiring 06/23/04, 144A-- Private
  Placement (a)(b)..........................................  117,363              0
Brookfield Properties Corp. ................................  404,953      7,137,297
Brookfield Properties Corp.--Canada.........................   72,836      1,281,657
                                                                        ------------
                                                                           8,740,784
                                                                        ------------
HOTELS  5.7%
Candlewood Hotel Company, Inc. (a)..........................   55,900        139,750
Hammons (John Q.) Hotels, Inc., Class A (a).................   12,100         73,356
Hilton Hotels Corp. ........................................   82,300        864,150
Interstate Hotels Corp. (a).................................   13,259         21,960
Starwood Hotels & Resorts, Class B..........................  271,528      9,571,362
Wyndham International, Inc., Class A (a)....................  424,198        742,346
                                                                        ------------
                                                                          11,412,924
                                                                        ------------
REAL ESTATE INVESTMENT TRUSTS  83.0%
AMB Property Corp. .........................................  181,400      4,682,387
Amli Residential Properties Trust...........................  168,300      4,154,906
Archstone Communities Trust.................................  217,290      5,595,217
Arden Realty, Inc. .........................................  353,200      8,874,150

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Avalonbay Communities, Inc. ................................  215,200   $ 10,786,900
Beacon Capital Partners, Cypress Communications, Inc. ......   31,728         22,804
Beacon Capital Partners, Inc. ..............................  177,900      2,124,126
Beacon Capital Partners, Internap Network, Inc. ............    5,381         32,880
Beacon Capital Partners, Wyndham International, Inc. .......    8,594        762,874
Boston Properties, Inc. ....................................  197,900      8,608,650
Brandywine Realty Trust.....................................      366          7,572
BRE Properties, Inc. .......................................    1,100         34,856
Burnham Pacific Properties, Inc. ...........................  492,381      2,277,262
Cabot Industrial Trust......................................  123,600      2,371,575
CarrAmerica Realty Corp. ...................................  226,100      7,079,756
Chateau Communities, Inc. ..................................  217,442      6,618,391
Equity Office Properties Trust..............................  368,016     12,006,522
Equity Residential Properties Trust.........................   85,669      4,738,567
Essex Property Trust, Inc. .................................  143,200      7,840,200
Federal Realty Investment Trust.............................  266,800      5,069,200
Great Lakes REIT, Inc. .....................................  256,809      4,462,056
Highwoods Properties, Inc. .................................   12,700        315,912
Host Marriott Corp. ........................................  227,000      2,936,813
Koger Equity, Inc. .........................................   17,900        278,569
Macerich Co. ...............................................  116,200      2,229,588
Mack-Cali Realty Corp. .....................................   67,300      1,922,257
Manufactured Home Communities, Inc. ........................   96,100      2,786,900
Meditrust Cos. (a)..........................................   14,100         36,131
Pacific Gulf Properties, Inc. ..............................  163,500      1,001,438
Pan Pacific Retail Properties, Inc. ........................   12,244        273,194
Pennsylvania REIT...........................................   70,600      1,350,225
Pinnacle Holdings, Inc. (a).................................  123,900      1,122,844
Post Properties, Inc........................................   97,300      3,654,831
Prime Group Realty Trust....................................  227,300      3,267,438
ProLogis Trust..............................................  211,360      4,702,760
PS Business Parks, Inc. ....................................   83,041      2,308,540
Public Storage, Inc. .......................................  379,274      9,221,099
Shurgard Storage Centers, Inc. .............................   37,900        926,181
Simon Property Group, Inc. .................................  301,200      7,228,800
Smith (Charles E.) Residential Realty, Inc. ................   95,100      4,469,700
Spieker Properties, Inc. ...................................  172,100      8,626,513
Summit Properties, Inc. ....................................    7,100        184,600
Taubman Centers, Inc. ......................................  506,045      5,534,867
United Dominion Realty Trust, Inc. .........................    4,700         50,819

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Vornado Realty Trust........................................   82,900   $  3,176,106
Wellsford Real Properties, Inc. (a).........................  133,550      2,103,413
                                                                        ------------
                                                                         167,860,389
                                                                        ------------
REAL ESTATE MGMT. & DEVELOPMENT  3.9%
Rouse Co. ..................................................   10,500        267,750
TrizecHahn Corp. ...........................................  498,500      7,539,813
                                                                        ------------
                                                                           7,807,563
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  97.2%
  (Cost $183,277,566)................................................    196,515,686

REPURCHASE AGREEMENT  3.2%
Bank of America Securities ($6,440,000 par collateralized by U.S.
  Government obligations in a pool account, dated 12/29/00 to be sold on 01/02/01 at $6,444,580)
  (Cost $6,440,000)..................................................      6,440,000
                                                                        ------------

TOTAL INVESTMENTS  100.4%
  (Cost $189,717,566)................................................    202,955,686
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%)........................       (799,132)
                                                                        ------------

NET ASSETS  100.0%...................................................   $202,156,554
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

REIT--Real Estate Investment Trust

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $189,717,566).......................  $202,955,686
Cash........................................................       117,892
Receivables:
  Investments Sold..........................................     1,484,155
  Dividends.................................................     1,219,036
  Fund Shares Sold..........................................       794,636
  Interest..................................................         3,186
Other.......................................................        64,764
                                                              ------------
    Total Assets............................................   206,639,355
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,364,438
  Fund Shares Repurchased...................................     1,540,642
  Investment Advisory Fee...................................       247,675
  Distributor and Affiliates................................       161,871
Accrued Expenses............................................        89,831
Trustees' Deferred Compensation and Retirement Plans........        78,344
                                                              ------------
    Total Liabilities.......................................     4,482,801
                                                              ------------
NET ASSETS..................................................  $202,156,554
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $193,788,835
Net Unrealized Appreciation.................................    13,239,527
Accumulated Undistributed Net Investment Income.............     2,363,140
Accumulated Net Realized Loss...............................    (7,234,948)
                                                              ------------
NET ASSETS..................................................  $202,156,554
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $114,821,341 and 8,511,048 shares of
    beneficial interest issued and outstanding).............  $      13.49
    Maximum sales charge (4.75%* of offering price).........           .67
                                                              ------------
    Maximum offering price to public........................  $      14.16
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $58,648,386 and 4,343,420 shares of
    beneficial interest issued and outstanding).............  $      13.50
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $28,686,827 and 2,125,876 shares of
    beneficial interest issued and outstanding).............  $      13.49
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $30,397).....  $  7,841,446
Interest (Net of foreign withholding taxes of $4,451).......       325,082
                                                              ------------
    Total Income............................................     8,166,528
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,458,807
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $165,335, $540,093 and $217,839,
  respectively).............................................       923,267
Shareholder Services........................................       346,398
Trustees' Fees and Related Expenses.........................        27,678
Custody.....................................................        15,639
Legal.......................................................         4,276
Other.......................................................       175,088
                                                              ------------
    Total Expenses..........................................     2,951,153
    Investment Advisory Fee Reduction.......................       118,464
    Less Credits Earned on Cash Balances....................         4,447
                                                              ------------
    Net Expenses............................................     2,828,242
                                                              ------------
NET INVESTMENT INCOME.......................................  $  5,338,286
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $    330,297
  Foreign Currency Transactions.............................         1,187
                                                              ------------
Net Realized Gain...........................................       331,484
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (15,376,563)
  End of the Period:
    Investments.............................................    13,238,120
    Foreign Currency Translation............................         1,407
                                                              ------------
                                                                13,239,527
                                                              ------------
Net Unrealized Appreciation During the Period...............    28,616,090
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 28,947,574
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 34,285,860
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2000    DECEMBER 31, 1999
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  5,338,286         $  4,039,742
Net Realized Gain/Loss...........................        331,484           (1,804,103)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     28,616,090          (10,108,436)
                                                    ------------         ------------
Change in Net Assets from Operations.............     34,285,860           (7,872,797)
                                                    ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.................................     (2,466,288)          (1,871,853)
  Class B Shares.................................     (1,331,107)          (1,627,111)
  Class C Shares.................................       (563,202)            (461,820)
                                                    ------------         ------------
Total Distributions..............................     (4,360,597)          (3,960,784)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     29,925,263          (11,833,581)
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    113,345,531           74,064,030
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      3,679,660            3,338,587
Cost of Shares Repurchased.......................    (68,308,256)         (65,184,209)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     48,716,935           12,218,408
                                                    ------------         ------------
TOTAL INCREASE IN NET ASSETS.....................     78,642,198              384,827
NET ASSETS:
Beginning of the Period..........................    123,514,356          123,129,529
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,363,140 and $1,384,264, respectively).......   $202,156,554         $123,514,356
                                                    ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED DECEMBER 31,
CLASS A SHARES                         ---------------------------------------------------
                                       2000 (A)    1999 (A)     1998       1997      1996
                                       ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $10.84      $11.58     $ 13.81    $13.01    $10.00
                                        ------      ------     -------    ------    ------
  Net Investment Income...............    0.49        0.40        0.51      0.36      0.35
  Net Realized and Unrealized Gain/
    Loss..............................    2.56       (0.76)      (2.14)     2.22      3.52
                                        ------      ------     -------    ------    ------
Total from Investment Operations......    3.05       (0.36)      (1.63)     2.58      3.87
                                        ------      ------     -------    ------    ------
Less:
  Distributions from and in Excess of
    Net Investment Income.............    0.40        0.38        0.38      0.38      0.38
  Distributions from Net Realized
    Gain..............................     -0-         -0-        0.22      1.40      0.48
                                        ------      ------     -------    ------    ------
Total Distributions...................    0.40        0.38        0.60      1.78      0.86
                                        ------      ------     -------    ------    ------
NET ASSET VALUE, END OF THE PERIOD....  $13.49      $10.84     $ 11.58    $13.81    $13.01
                                        ======      ======     =======    ======    ======

Total Return* (b).....................  28.53%      -3.15%     -11.99%    20.66%    39.82%
Net Assets at End of the Period (In
  millions)...........................  $114.8      $ 52.8     $  41.7    $ 51.3    $ 23.3
Ratio of Expenses to Average Net
  Assets *............................   1.55%       1.68%       1.76%     1.77%     2.60%
Ratio of Net Investment Income to
  Average Net Assets *................   4.05%       3.53%       3.98%     2.77%     3.21%
Portfolio Turnover....................     34%         46%        113%      159%       97%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................   1.63%       1.94%         N/A       N/A     2.61%
Ratio of Net Investment Income to
  Average Net Assets..................   3.97%       3.26%         N/A       N/A     3.19%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees up to .25%.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED DECEMBER 31,
CLASS B SHARES                         ---------------------------------------------------
                                       2000 (A)    1999 (A)     1998       1997      1996
                                       ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $10.84      $11.57     $ 13.80    $13.01    $10.00
                                        ------      ------     -------    ------    ------
  Net Investment Income...............    0.40        0.29        0.41      0.27      0.27
  Net Realized and Unrealized
    Gain/Loss.........................    2.56       (0.74)      (2.13)     2.21      3.52
                                        ------      ------     -------    ------    ------
Total from Investment Operations......    2.96       (0.45)      (1.72)     2.48      3.79
                                        ------      ------     -------    ------    ------
Less:
  Distributions from and in Excess of
    Net Investment Income.............    0.30        0.28        0.29      0.29      0.30
  Distributions from Net Realized
    Gain..............................     -0-         -0-        0.22      1.40      0.48
                                        ------      ------     -------    ------    ------
Total Distributions...................    0.30        0.28        0.51      1.69      0.78
                                        ------      ------     -------    ------    ------
NET ASSET VALUE, END OF THE PERIOD....  $13.50      $10.84     $ 11.57    $13.80    $13.01
                                        ======      ======     =======    ======    ======

Total Return* (b).....................  27.63%      -3.98%     -12.62%    19.76%    38.82%
Net Assets at End of the Period (In
  millions)...........................  $ 58.6      $ 53.8     $  64.4    $ 73.2    $ 26.5
Ratio of Expenses to Average Net
  Assets *............................   2.30%       2.46%       2.53%     2.52%     3.37%
Ratio of Net Investment Income to
  Average Net Assets *................   3.30%       2.52%       3.26%     2.03%     2.39%
Portfolio Turnover....................     34%         46%        113%      159%       97%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................   2.38%       2.72%         N/A       N/A     3.39%
Ratio of Net Investment Income to
  Average Net Assets..................   3.22%       2.26%         N/A       N/A     2.37%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED DECEMBER 31,
CLASS C SHARES                         ----------------------------------------------------
                                       2000 (A)    1999 (A)    1998 (A)     1997      1996
                                       ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $10.84      $11.57     $ 13.79     $13.00    $ 9.99
                                        ------      ------     -------     ------    ------
  Net Investment Income...............    0.40        0.29        0.41       0.27      0.27
  Net Realized and Unrealized
    Gain/Loss.........................    2.55       (0.74)      (2.13)      2.21      3.52
                                        ------      ------     -------     ------    ------
Total from Investment Operations......    2.95       (0.45)      (1.72)      2.48      3.79
                                        ------      ------     -------     ------    ------
Less:
  Distributions from and in Excess of
    Net Investment Income.............    0.30        0.28        0.28       0.29      0.30
  Distributions from Net Realized
    Gain..............................     -0-         -0-        0.22       1.40      0.48
                                        ------      ------     -------     ------    ------
Total Distributions...................    0.30        0.28        0.50       1.69      0.78
                                        ------      ------     -------     ------    ------
NET ASSET VALUE, END OF THE PERIOD....  $13.49      $10.84     $ 11.57     $13.79    $13.00
                                        ======      ======     =======     ======    ======

Total Return* (b).....................  27.53%      -3.89%     -12.63%     19.78%    38.86%
Net Assets at End of the Period (In
  millions)...........................  $ 28.7      $ 16.9     $  17.1     $ 17.4    $  7.7
Ratio of Expenses to Average Net
  Assets *............................   2.30%       2.46%       2.54%      2.52%     3.38%
Ratio of Net Investment Income to
  Average Net Assets *................   3.30%       2.52%       3.26%      2.03%     2.39%
Portfolio Turnover....................     34%         46%        113%       159%       97%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................   2.38%       2.72%         N/A        N/A     3.40%
Ratio of Net Investment Income to
  Average Net Assets..................   3.22%       2.33%         N/A        N/A     2.38%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

N/A--Not Applicable.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Real Estate Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term growth of capital. Current income is a secondary investment objective. The Fund's investment adviser seeks to achieve its objective by investing principally in securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $6,274,788, which will expire between December 31, 2006 and December 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At December 31, 2000, for federal income tax purposes the cost of short- and long-term investments is $190,677,727, the aggregate gross unrealized appreciation is $24,356,995 and the aggregate gross unrealized depreciation is $12,079,036, resulting in net unrealized appreciation on short- and long-term investments of $12,277,959.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

    The Fund may distribute any return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. During

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

2000, permanent book and tax basis differences relating to the currency gains totaling $1,187 were reclassified from accumulated net realized loss to accumulated undistributed net investment income.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Fund's custody fee was reduced by $4,447 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................   1.00 of 1%
Next $500 million...........................................   .95 of 1%
Over $1 billion.............................................   .90 of 1%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser"), to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

    For the year ended December 31, 2000, the Adviser voluntarily waived $118,464 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Fund recognized expenses of approximately $4,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $23,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of other expenses in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $249,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $61,242 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At December 31, 2000, Van Kampen owned 10,605 Class A Shares, 53 Class B and 8 Class C Shares.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $109,258,880, $57,902,702, and
$26,627,253 for Classes A, B, and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   6,873,542    $ 86,685,808
  Class B................................................   1,058,399      12,919,103
  Class C................................................   1,129,837      13,740,620
                                                           ----------    ------------
Total Sales..............................................   9,061,778    $113,345,531
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................     175,618    $  2,204,032
  Class B................................................      86,113       1,059,564
  Class C................................................      33,581         416,064
                                                           ----------    ------------
Total Dividend Reinvestment..............................     295,312    $  3,679,660
                                                           ==========    ============
Repurchases:
  Class A................................................  (3,407,693)   $(40,468,711)
  Class B................................................  (1,760,008)    (20,750,786)
  Class C................................................    (602,011)     (7,088,759)
                                                           ----------    ------------
Total Repurchases........................................  (5,769,712)   $(68,308,256)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    At December 31, 1999, capital aggregated $60,837,751, $64,674,821 and
$19,559,328 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   3,355,606    $ 39,893,618
  Class B.................................................   2,049,755      24,581,688
  Class C.................................................     822,432       9,588,724
                                                            ----------    ------------
Total Sales...............................................   6,227,793    $ 74,064,030
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     149,818    $  1,662,007
  Class B.................................................     116,359       1,296,199
  Class C.................................................      34,174         380,381
                                                            ----------    ------------
Total Dividend Reinvestment...............................     300,351    $  3,338,587
                                                            ==========    ============
Repurchases:
  Class A.................................................  (2,237,017)   ($25,293,783)
  Class B.................................................  (2,768,841)    (31,322,022)
  Class C.................................................    (766,987)     (8,568,404)
                                                            ----------    ------------
Total Repurchases.........................................  (5,772,845)   ($65,184,209)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the year ended December 31, 2000, 233,118 Class B Shares automatically converted to Class A Shares and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended December 31, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

                                                               CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                              ---------------------
                     YEAR OF REDEMPTION                       CLASS B       CLASS C
First.......................................................   4.00%         1.00%
Second......................................................   4.00%          None
Third.......................................................   3.00%          None
Fourth......................................................   2.50%          None
Fifth.......................................................   1.50%          None
Sixth and Thereafter........................................    None          None

    For the year ended December 31, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $25,400 and CDSC on the redeemed shares of approximately $198,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $100,769,679 and $48,107,337, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 2000, are payments retained by Van Kampen of approximately $501,600.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Real Estate Securities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Real Estate Securities Fund (the "Fund"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[ERNST & YOUNG LLP - SIG]

Chicago, Illinois
February 6, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN REAL ESTATE SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer
   and Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment adviser.

*  "Interested persons" of the Fund, as defined in the 1940 Act, as amended.

(C)  Van Kampen Funds Inc. 2001 All rights reserved.